Supplement dated November 28, 2023
to the Statement of Additional Information (SAI), as supplemented, dated May 1, 2023, for funds under the following trusts:
Trust
Columbia Funds Variable Insurance Trust
Columbia Funds Variable Series Trust II
Effective immediately, the following disclosure is added as a second paragraph under the subsection “Expense Limitations – Expense Reimbursement Agreements" in the “Investment Management and Other Services" section of the SAI:
The Investment Manager has contractually agreed to, or otherwise will, implement a waiver with respect to Fund assets invested in other Columbia Funds that pay a management or advisory fee to the Investment Manager or its affiliate (underlying affiliated funds). Under these arrangements, the Investment Manager waives its net management fee (management fee less reimbursements/waivers) with respect to the acquiring Fund in an amount equal to the net management or advisory fee (fee less reimbursement/waivers) payable by an underlying affiliated fund on the assets invested by the acquiring Fund in the underlying affiliated fund.
The rest of the section remains the same.
Effective immediately, the following disclosure is added to the subsection “Expense Limitations – Expense Reimbursement Agreements" in the “Investment Management and Other Services" section of the SAI:
Expense Reimbursement Arrangements
Effective November 1, 2023, the contractual fee waiver/expense reimbursement agreement for VP – Morgan Stanley Advantage Fund as described in the “More Information About the Fund – Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance” section of the Fund’s prospectus, have become a voluntary arrangement. The Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.70% for Class 1, and 0.95% for Class 2.
Under the arrangement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings and infrequent and/or unusual expenses. This arrangement may be revised or discontinued at any time.
The rest of the section remains the same.
SUP7950-0005_(11/23)

Effective immediately, the information under the subsection, “The Investment Manager and Subadvisers - Portfolio Managers" in the “Investment Management and Other Services" section of the SAI for VP - Small Cap Value Fund is hereby superseded and replaced with the following:
		Other accounts Managed (excluding the Fund)			Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Information is as of December 31, 2022, unless otherwise noted
VP – Small Cap Value Fund	Jeremy Javidi	1 RIC 1 PIV 11 other accounts	$1.28 billion $246.41 million $24.03 million	None	Columbia Management	Columbia Management
	C. Bryan Lassiter(f)	5 other accounts	$0.57 million	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(f)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of October 31, 2023.
The rest of the section remains the same.
Effective immediately, the table under the caption “Ongoing Portfolio Holdings Disclosure Arrangements - Identity of Recipient - Recipients under arrangements with the Funds or Investment Manager" in the “Other Practices – Disclosure of Portfolio Holdings Information" section of the SAI is hereby changed by removing IHS Markit, Ltd. and Sustainalytics US Inc., adding FMR LLC, and replacing the disclosure for Bond Connect Company Limited and Trumid Holdings, LLC as reflected below:
Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Recipients under arrangements with the Funds or Investment Manager:
Bond Connect Company Limited	Used for executing Chinese fixed income trades.	Ad Hoc
FMR LLC	Used for advertising review.	Daily
Trumid Holdings, LLC	Used for executing fixed income trades.	Ad Hoc
The rest of the section remains the same.
Effective immediately, the table under the caption “Ongoing Portfolio Holdings Disclosure Arrangements - Identity of Recipient - Recipients under arrangements with subadvisers" in the “Other Practices – Disclosure of Portfolio Holdings Information" section of the SAI is hereby changed by removing IEX Astral, and adding the disclosure below:
Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Recipients under arrangements with subadvisers:
BizAnalytica	Used by certain subadvisers for services and underlying infrastructure, for risk analytics functionality.	Daily
Electra Information Systems, Inc.	Used by certain subadvisers for electronic reconciliations of portfolio holdings.	Daily
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP7950-0005_(11/23)
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